Exhibit 99.3

ANNEX A

Explanation of Non-GAAP Financial Measures

The accompanying WebMD Health Corp. press release and attachment include both financial measures in accordance with U.S. generally accepted accounting principles, or GAAP, as well as non-GAAP financial measures. The non-GAAP financial measures represent earnings before interest, taxes, non-cash and other items (which we refer to as “Adjusted EBITDA”) and related per share amounts. Adjusted EBITDA should be viewed as supplemental to, and not as an alternative for net income or loss calculated in accordance with GAAP (referred to below as “net income”). The attachment to the press release includes reconciliations of non-GAAP financial measures to GAAP financial measures.

Adjusted EBITDA is used by our management as an additional measure of our company’s performance for purposes of business decision-making, including developing budgets, managing expenditures, and evaluating potential acquisitions or divestitures. Period-to-period comparisons of Adjusted EBITDA help our management identify additional trends in our company’s financial results that may not be shown solely by period-to-period comparisons of net income. In addition, we may use Adjusted EBITDA in the incentive compensation programs applicable to some of our employees in order to evaluate our company’s performance. Our management recognizes that Adjusted EBITDA has inherent limitations because of the excluded items, particularly those items that are recurring in nature. In order to compensate for those limitations, management also reviews the specific items that are excluded from Adjusted EBITDA, but included in net income, as well as trends in those items. The amounts of those items are set forth, for the applicable periods, in the reconciliations of Adjusted EBITDA to net income that accompany our press releases and disclosure documents containing non-GAAP financial measures, including the reconciliations contained in the accompanying press release attachment.

We believe that the presentation of Adjusted EBITDA is useful to investors in their analysis of our results for reasons similar to the reasons why our management finds it useful and because it helps facilitate investor understanding of decisions made by management in light of the performance metrics used in making those decisions. In addition, as more fully described below, we believe that providing Adjusted EBITDA, together with a reconciliation of Adjusted EBITDA to net income, helps investors make comparisons between our company and other companies that may have different capital structures, different effective income tax rates and tax attributes, different capitalized asset values and/or different forms of employee compensation. However, Adjusted EBITDA is intended to provide a supplemental way of comparing our company with other public companies and is not intended as a substitute for comparisons based on net income. In making any comparisons to other companies, investors need to be aware that companies use different non-GAAP measures to evaluate their financial performance. Investors should pay close attention to the specific definition being used and to the reconciliation between such measures and the corresponding GAAP measures provided by each company under applicable SEC rules.

The following is an explanation of the items excluded by us from Adjusted EBITDA but included in net income:

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Depreciation and Amortization. Depreciation and amortization expense is a non-cash expense relating to capital expenditures and intangible assets arising from acquisitions that are expensed on a straight-line basis over the estimated useful life of the related assets. We exclude depreciation and amortization expense from Adjusted EBITDA because we believe that (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations and (ii) such expenses can vary significantly between periods as a result of new acquisitions and full amortization of previously acquired tangible and intangible assets. Accordingly, we believe that this exclusion assists management and investors in making period-to-period comparisons of operating performance. Investors should note that the use of tangible and intangible assets contributed to revenue in the periods presented and will contribute to future revenue generation and should also note that such expense will recur in future periods.

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Stock-Based Compensation Expense. Stock-based compensation expense is a non-cash expense arising from the grant of stock-based awards to employees. We believe that excluding the effect of stock-based compensation from Adjusted EBITDA assists management and investors in making period-to-period comparisons in our company’s operating performance because (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations and (ii) such expenses can vary significantly between periods as a result of the timing of grants of new stock-based awards, including grants in connection with acquisitions. Additionally, we believe that excluding stock-based compensation from Adjusted EBITDA assists management and investors in making meaningful comparisons between our company’s operating performance and the operating performance of other companies that may use different forms of employee compensation or different valuation methodologies for their stock-based compensation. Investors should note that stock-based compensation is a key incentive offered to employees whose efforts contributed to the operating results in the periods presented and are expected to contribute to operating results in future periods. Investors should also note that such expenses will recur in the future.

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Interest Income and Expense. Interest income is associated with the level of marketable debt securities and other interest bearing accounts in which we invest, and interest expense is related to our company’s capital structure (including non-cash interest expense relating to our convertible notes). Interest income and expense varies over time due to a variety of financing transactions and due to acquisitions and divestitures that we have entered into or may enter into in the future. We have, in the past, issued convertible debentures, repurchased shares in cash tender offers and repurchased shares and convertible debentures through other repurchase transactions, and completed the divestiture of certain businesses. We exclude interest income and interest expense from Adjusted EBITDA (i) because these items are not directly attributable to the performance of our business operations and, accordingly, their exclusion assists management and investors in making period-to-period comparisons of operating performance and (ii) to assist management and investors in making comparisons to companies with different capital structures. Investors should note that interest income and expense will recur in future periods.

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Income Tax Provision (Benefit). We maintain a valuation allowance on a portion of our net deferred tax assets (including our net operating loss carryforwards), the amount of which may change from quarter to quarter based on factors that are not directly related to our results for the quarter. The valuation allowance is either adjusted through the statement of operations or additional paid-in capital. The timing of such adjustments has not been consistent and as a result, our income tax expense can fluctuate significantly from period to period in a manner not directly related to our operating performance. We exclude the income tax provision (benefit) from Adjusted EBITDA (i) because we believe that the income tax provision (benefit) is not directly attributable to the underlying performance of our business operations and, accordingly, its exclusion assists management and investors in making period-to-period comparisons of operating performance and (ii) to assist management and investors in making comparisons to companies with different tax attributes. Investors should note that income tax provision (benefit) will recur in future periods.

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Other Items. We engage in other activities and transactions that can impact our net income. In recent periods, these other items have included, but were not limited to: (i) gain or loss on investments; (ii) a restructuring charge; and (iii) severance expense. We exclude these other items from Adjusted EBITDA because we believe these activities or transactions are not directly attributable to the performance of our business operations and, accordingly, their exclusion assists management and investors in making period-to-period comparisons of operating performance. Investors should note that some of these other items may recur in future periods.

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